UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 20, 2010
Date of report (Date of earliest event reported)

Valmont Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

One Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On May 20, 2010 at 8:00 a.m. CDT the management of Valmont Industries, Inc. will hold a conference call  to discuss the closing of the Delta, plc acquisition.  The conference call was previously announced by press release on May 18, advising that the public could access the call  by telephone by dialing 1-877-493-2981 and entering Conference ID#: 76734136 or via the Internet at 8:00 a.m. CDT on May 20, 2010, by pointing browsers to: http://www.valmont.com/page.aspx?id=445&pid=21.  After the event the replay of the call may be accessed at the above link or by telephone by dialing1-800-642-1687 or 706-645-9291, and entering the Conference ID#: 76734136 beginning May 20, 2010 at 10:00 a.m. CDT through 12:00 p.m. CDT on May 27, 2010.

During the call, Valmont management will also advise that that the relative weakness of the first quarter has continued into the second quarter of 2010 and that at this time management sees no reason to alter its outlook for the year of approximately a 25% decline in net income, exclusive of the impact of the Delta acquisition.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on assumptions that management has made in light of experience in the industries in which Valmont operates, as well as management’s perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances.  As you read and consider this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results.  They involve risks, uncertainties (some of which are beyond Valmont’s control) and assumptions.  Although management believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Valmont’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements.  These factors include among other things, risk factors described from time to time in Valmont’s reports to the Securities and Exchange Commission, as well as future economic and market circumstances, industry conditions, company performance and financial results, operating efficiencies, availability and price of raw material, availability and market acceptance of new products, product pricing, domestic and international competitive environments, and actions and policy changes of domestic and foreign governments.  Valmont cautions that any forward-looking statement included in this Current Report on Form 8-K is made as of the date of this Current Report on Form 8-K and Valmont does not undertake to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date:  May 20, 2010

By: /s/ Terry J. McClain
Name: Terry J. McClain
Title: Senior Vice President and
Chief Financial Officer